FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, S.C.  20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2010

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 15, 2010, the Company issued a press release containing financial projections and guidance for the fiscal year beginning March 1, 2010 and ending February 28, 2011.  The press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.  Also furnished with and incorporated into this report is Exhibit 99.2, Financial and Other Statistical Information, which contains guidance and selected financial projections for the fiscal year ending February 28, 2011.  The guidance contained in the attached exhibits consists of either a projected range or management’s estimate of most likely results.  These projections involve risk and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results will vary from these forecasts.  The Company undertakes no obligation to affirm publicly or revise any forward-looking statements, whether as a result of information, future events or otherwise.

ITEM 9.01 EXHIBITS

The following exhibits are filed as part of this report.

Exhibit 99.1	AZZ incorporated’s Press Release dated January 15, 2010.

Exhibit 99.2	Projected Financial and Other Statistical Information for Fiscal Year 2011

FORWARD LOOKING STATEMENTS

Except for the statements of historical fact, this report may contain forward-looking statements that involve risks and uncertainties some of which are detailed from time to time in documents filed by the company with the SEC. Those risks and uncertainties include, but are not limited to: changes in customer demand and response to products and services offered by the company, including demand by the electrical power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material costs, including zinc and natural gas which are used in the hot dip galvanizing process and steel, aluminum and copper which are used in the electrical and industrial segment; changes in the economic conditions of the various markets the company serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management employees to implement the company's growth strategy, a downturn in market conditions in any industry relating to the products we sell or the services that we provide; the effects and duration of continuing economic recession in the U.S. and other markets in which we operate; and laws and regulations related to environmental matters, including those addressing the risks of global climate change; and other political developments and laws and regulations.  The company can give no assurance that such forward-looking statements will prove to be correct.  We undertake no obligation to affirm, publicly update or revise any forward-looking statements, whether as a result of information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
DATE: 1/15/2010	By: /s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer